SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Vical Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.	Amount Previously Paid:

7.	Form, Schedule or Registration Statement No.:

8.	Filing Party:

9.	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 5/22/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement and annual report to security holders are available at www.proxyvote.com

The following materials are available for view:

Notice and Proxy Statement / Annual Report

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 5/8/08.

To request material. Internet: www.proxyvote.com Telephone: 1-800-579-1639

**Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line .

Requests, instructions and other inquiries will NOT be forwarded to your Investment advisor.

VICAL INCORPORATED

Vote In Person

If you plan to vote at the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

VICAL INCORPORATED

10390 PACIFIC CENTER CTR

SAN DIEGO, CA 92121

BROADRIDGE

FINANCIAL SOLUTIONS, INC.

ATTENTION:

TEST PRINT

51 MERCEDES WAY

EDGEWOOD, NY

11717

1 OF 4

5

3

P56409-01S

3

5

1 OF 4

R1VCL1

Meeting Location
The Annual Meeting for holders as of 3/24/08
is to be held on 5/22/08 at 9:00 a.m. Pacific Time
at: Country Inn and Suites
5975 Lusk Blvd.
San Diego, CA 92121

From I-5 Northbound:
Take I-5 north to Highway 52 east and follow to I-805 north
From I-805 north, exit Mira Mesa Boulevard and turn right (east)
Turn left at the second stop light, Lusk Boulevard
Turn right at the first driveway into the Country Inn & Suites parking lot

From I-5 Southbound:
Take I-5 south to I-805 south
Exit Mira Mesa Boulevard and turn left (east)
Turn left at the third stop light, Lusk Boulevard
Turn right at the first driveway into the Country Inn & Suites parking lot

R1VC12

P56409-015
3
5
2 OF 4

Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR THE APPROVAL OF PROPOSAL 2.

1. ELECTION OF CLASS I DIRECTORS

Nominees:

01) Robert C. Merton, ph.D.

02) Vijay B. Samant

2. TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR 2008:

The Company’s Board of Directors recommends a vote FOR the election of each of the named nominees and FOR the ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for 2008.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

0000 0000 0110

BROADRIDGE 23,456,789,012.00000

FINANCIAL SOLUTIONS, INC. 925602C99

ATTENTION: P56409-01S

TEST PRINT 3

51 MERCEDES WAY 6

EDGEWOOD, NY 3 OF 4

11717

R1VCL3

20 000000000110

P56409-01S

3

6

4 OF 4

R1VCL4